Acquisition of SPT (Tables)	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Fair Values of Assets Acquired and Liabilities Assumed
The following table summarizes the final estimates of fair values of the SPT assets acquired and liabilities assumed by the Company on the acquisition date. The acquisition of SPT was accounted for using the acquisition method of accounting, based upon estimates of fair value at the acquisition date as finalized in the final purchase price allocation in the first quarter of 2016. Such estimates of fair value resulted in an increase in goodwill of $8.1 million and a decrease in intangible assets by $8.4 million from preliminary estimates. Such changes did not have a material impact to the Company's consolidated statements of (loss) income for 2016.

As at July 31, 2015 $
ASSETS
Cash, cash equivalents and short-term restricted cash	1,292
Accounts receivable	10,332
Prepaid expenses and other current assets	3,763
Vessels and equipment	6,475
Other assets	143
Intangible assets subject to amortization
Customer relationships (1)	17,901
Customer contracts (1)	4,599
Goodwill (2)	8,059
Total assets acquired	52,564
LIABILITIES
Accounts payable	(3,650)
Accrued liabilities	(3,276)
Total liabilities assumed	(6,926)
Net assets acquired (3)	45,638

(1)
The customer relationships and customer contracts are being amortized over a weighted average amortization period of 10 years and 7.6 years, respectively. As at December 31, 2017, the gross carrying amount, accumulated amortization and net carrying amount were $22.5 million, $8.0 million and $14.5 million (2016 - $22.5 million, $4.8 million and $17.7 million; 2015 - $30.9 million, $1.3 million and $29.6 million), respectively. Amortization of intangible assets for the five fiscal years subsequent to 2017 is expected to be $2.9 million (2018), $2.2 million (2019), $2.0 million (2020), $1.8 million (2021), $1.6 million (2022) and $4.0 million (thereafter).

(2)	Goodwill recognized from this acquisition attributed $1.9 million to the Company's conventional tanker segment and $6.2 million to the Company's ship-to-ship transfer segment.

(3)
Prior to the SPT acquisition date, SPT had in-chartered the Explorer Spirit (formerly known as the SPT Explorer) from Teekay, which was acquired by the Company in December 2015. Retroactively adjusting the Company’s consolidated financial statements for the acquisition of the Explorer Spirit has resulted in $1.4 million of the SPT acquisition purchase price being characterized as the settlement of a pre-existing relationship. Such amount was accounted for as a reduction to revenue on the SPT acquisition date.

Consolidated Pro forma Financial Information
The following table provides comparative summarized consolidated pro forma financial information for the Company for the year ended December 31, 2015, giving effect to the Company’s acquisition of SPT as if it had taken place on January 1, 2015:

Unaudited Pro Forma Year ended December 31, 2015 $
Revenues	570,381
Net income	178,266
Earnings per common share:
Basic	1.33
Diluted	1.33